SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 7, 2004

                            Stillwater Mining Company
             (Exact name of registrant as specified in its charter)

         Delaware                        1-13053                 81-0480654
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

536 East Pike Avenue, Columbus, Montana                            59019
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code         (406)-322-8700

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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|_|   Written communications pursuant to Rule 425 under the Securities Act (17
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|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On September 7, 2004, Thomas T. Angelos, Controller of Stillwater Mining Company (the "Company"), submitted his resignation, to be effective as of September 17, 2004. Mr. Angelos has accepted a financial position with another company. The resignation of Mr. Angelos was not due to a disagreement with the Company's operations, policies or practices.

The Company is commencing a search to fill Mr. Angelos's position. Until a new Controller is appointed, his responsibilities will be assumed by the existing members of the Company's management team.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   STILLWATER MINING COMPANY

Dated: September 9, 2004                           By: /s/ Gregory A. Wing
                                                   -----------------------------
                                                   Name:  Gregory A. Wing
                                                   Title: Vice President & Chief
                                                           Financial Officer